UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

MOBILE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-40415	32-0777356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. 4th Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 834-5110

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BEEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2026, Mobile Infrastructure Corporation (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with Harvest Small Cap Partners, L.P. and Harvest Small Cap Partners Master, Ltd. (collectively, the “Lenders”), which amends the terms of that certain Credit Agreement, dated as of September 11, 2024, as amended by that certain First Amendment to Credit Agreement, dated as of September 5, 2025, that certain Second Amendment to Credit Agreement, dated as of December 22, 2025 and that certain Third Amendment to Credit Agreement, dated March 24, 2026 (as amended, the “Credit Agreement”), to (i) extend the maturity date of the Credit Agreement from June 30, 2026 to September 30, 2026 (the “Maturity Date”) and (ii) provide that, commencing on August 1, 2026 and continuing through and including the Maturity Date, the Lenders may, on the first business day of each calendar month, at their sole option and upon written demand to the Company, require that accrued interest for the immediately preceding calendar month be paid in cash within five business days of such written demand.

Mr. Jeffrey Osher, co-chair of the Company’s board of directors, is the managing member of No Street Capital LLC, which serves as the investment manager of Harvest Small Cap Partners, L.P. and Harvest Small Cap Partners Master, Ltd. Accordingly, the Fourth Amendment constitutes a related party transaction for the Company pursuant to Item 404 of Regulation S-K.

The foregoing description of the Fourth Amendment is not intended to be complete and is qualified in its entirety by reference to the Fourth Amendment attached as Exhibit 10.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information contained in the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Credit Agreement dated June 29, 2026

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

Date: June 30, 2026	By:	/s/ Stephanie Hogue
	Name:	Stephanie Hogue
	Title:	President and Chief Executive Officer